UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

ENCORE ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16295 (Commission File Number)	75-2759650 (IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (817) 877-9955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 7.01 Regulation FD Disclosure.

     On January 31, 2005, Encore Acquisition Company a Delaware corporation (“Encore”), issued a press release announcing Encore’s 2004 production and their estimated proved oil and natural gas reserves as of December 31, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information being furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     The exhibit listed below is being furnished pursuant to Item 7.01 of this Form 8-K:

     99.1 Press release dated January 31, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: January 31, 2005	By:	/s/ Robert C. Reeves
Robert C. Reeves
Vice President, Controller and Principal Accounting Officer